UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 17, 2013 (August 6, 2013)

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K of RTI Surgical, Inc., filed on August 6, 2013 (the “Original Form 8-K”). The purpose of this Form 8-K/A is to furnish a quantitative reconciliation of certain forward-looking non-GAAP financial measures for fiscal 2013 and the third quarter of 2013 (which were included in Exhibit 99.1 to the Original Form 8-K) to the most directly comparable GAAP measures in response to a comment letter received from the staff of the Division of Corporation Finance of the U.S. Securities and Exchange Commission. This supplemental financial information is included in new Exhibit 99.2. Except for the supplemental financial information included in new Exhibit 99.2, no other changes have been made to the Original Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On August 6, 2013, RTI Surgical, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2013. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company dated August 6, 2013 (incorporated by reference to Exhibit 99.1 to the Original Form 8-K).

99.2	Supplemental Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: October 17, 2013	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

RTI Surgical, Inc.

Form 8-K Current Report

Exhibit Number	Description of Document

99.1	Press Release issued by the Company dated August 6, 2013 (incorporated by reference to Exhibit 99.1 to the Original Form 8-K).

99.2	Supplemental Financial Information.